SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[	] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	] Definitive Proxy Statement
[	] Definitive Additional Materials
[	] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(2)	Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)	Proposed maximum aggregate value of transaction:
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(5)	Total fee paid:
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[ ]	Fee paid previously with preliminary materials.
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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
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(2)	Form, Schedule or Registration Statement no.:
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(3)	Filing Party:
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(4)	Date Filed:
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EATON VANCE DIVERSIFIED INCOME FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE INTERNATIONAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
(collectively, the “Funds”)

Two International Place Boston, Massachusetts 02110

July 31, 2009

Dear Shareholder:

     We cordially invite you to attend a joint Special Meeting of Shareholders of the Funds on September 25, 2009. The shareholders of each Fund will consider a proposal to approve an amendment to its fundamental investment policies to permit the Fund to invest in all types of commodity investments to the extent permitted by law. This amendment is intended to allow the Funds’ portfolio managers the flexibility to gain exposure to commodities as appropriate to a Fund’s overall investment strategy. Because each Fund’s commodities investment policy is considered fundamental under federal securities laws, revising the policy requires shareholder approval.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Funds do need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the Funds avoid the expense of additional mailings.

     If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-262-1122 Monday through Friday between 8:00 a.m. – 6:00 p.m. (Eastern Time). Your participation in this vote is extremely important.

Sincerely,

/s/ Maureen A. Gemma
Maureen A. Gemma
Secretary and Chief Legal Officer

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

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EATON VANCE DIVERSIFIED INCOME FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE INTERNATIONAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

Two International Place Boston, Massachusetts 02110

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the joint Special Meeting of Shareholders to be Held on Friday, September 25, 2009: The Notice of joint Special Meeting of Shareholders, Proxy Statement and Proxy Cards are available on the Eaton Vance website at www.eatonvance.com, by selecting "Individual Investors/Investor Resources."

     A joint Special Meeting of Shareholders of Eaton Vance Diversified Income Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance International Income Fund, Eaton Vance Strategic Income Fund, each a series of Eaton Vance Mutual Funds Trust, and Eaton Vance Short Duration Diversified Income Fund (collectively, the “Funds”) will be held at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 4:00 p.m. (Eastern Time), for the following purposes:

1.	To consider and act upon an amendment to each Fund’s current fundamental investment restriction regarding the purchase or sale of physical commodities and entering into contracts for the purchase or sale of physical commodities to provide that the Fund may invest in all types of commodity investments to the extent permitted by law.
2.	To consider and act upon any other matters which may properly come before the meeting and any adjourned or postponed session thereof.

The proposal is discussed in greater detail in the following pages.

     The meeting is called pursuant to the By-Laws of Eaton Vance Mutual Funds Trust and Eaton Vance Short Duration Diversified Income Fund (the “Trusts”). The Boards of Trustees of the Trusts have fixed the close of business on July 24, 2009 as the record date for the determination of the shareholders of the Funds entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

By Order of the Boards of Trustees

/s/ Maureen A. Gemma
Maureen A. Gemma
Secretary and Chief Legal Officer

July 31, 2009 Boston, Massachusetts

IMPORTANT

Shareholders can help the Boards of Trustees of the Funds avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is included for your convenience.

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EATON VANCE DIVERSIFIED INCOME FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE INTERNATIONAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
(collectively, the “Funds”)

Two International Place Boston, Massachusetts 02110

PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of a joint Special Meeting of the Funds to be held on September 25, 2009 at 4:00 P.M. (Eastern Time) at Two International Place, Boston, MA 02110 for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. The proxy is solicited on behalf of the Boards of Trustees of the Funds. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds’ proxy tabulator, The Altman Group, Inc., 60 East 42nd Street, Suite 405, New York, NY 10165, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. If you attend the meeting in person, please be prepared to present photo identification. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of each matter. This proxy and accompanying material is initially being mailed to shareholders on or about July 31, 2009. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.

     The Trustees have fixed the close of business on July 24, 2009 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of shares outstanding on July 24, 2009 were as follows:

Funds	Shares Outstanding
Eaton Vance Diversified Income Fund	__________ (Class A, B and C Shares)
Eaton Vance Emerging Markets Local	__________ (Class A Shares)
Income Fund
Eaton Vance Global Macro Absolute	__________ (Class A and I Shares)
Return Fund
Eaton Vance International Income Fund	__________ (Class A Shares)
Eaton Vance Strategic Income Fund	__________ (Class A, B, C, I and R Shares)
Eaton Vance Short Duration Diversified	__________ (Common Shares of beneficial interest, $0.01 par value per share)
Income Fund

     The persons who held of record more than 5% of the outstanding shares of any class of shares of each Fund as of July 24, 2009 are set forth in Exhibit A. To the knowledge of the Funds, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of the Funds. Other than Mark Venezia, Vice President and portfolio manager of Eaton Vance Global Macro Absolute Return Fund who owns ___% of such Fund, the Trustees and executive officers of the Funds individually and as a group own beneficially less than 1% of the outstanding shares of each Fund as of July 24, 2009. Shareholders of all classes of shares of each Fund will vote together as a single class; however, each Fund’s shareholders will vote separately for that Fund.

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     The Trustees know of no business other than the business mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

     As described below, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Global Macro Absolute Return Fund and Eaton Vance International Income Fund seek to meet their objectives by investing their investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund (the “Portfolios”). Eaton Vance Diversified Income Fund and Eaton Vance Strategic Income Fund invest their investable assets in more than one other open-end management investment company in the Eaton Vance fund complex, as also described below. Eaton Vance Short Duration Diversified Income Fund is a closed-end fund listed on the New York Stock Exchange (NYSE) under the symbol EVG. It does not currently invest in other investment companies, although it may as part of its investment policies.

Fund	Portfolio(s) in which Fund invests

Eaton Vance Emerging Markets Local Income Fund	Emerging Markets Local Income Portfolio

Eaton Vance Global Macro Absolute Return Fund	Global Macro Portfolio

Eaton Vance International Income Fund	International Income Portfolio

Eaton Vance Diversified Income Fund	One or more of the following:
Emerging Markets Local Income Portfolio
Global Macro Portfolio
International Income Portfolio
Boston Income Portfolio
Cash Management Portfolio
Floating Rate Portfolio
High Income Opportunities Portfolio
Government Obligations Portfolio
Investment Grade Income Portfolio
Investment Portfolio
Multi-Sector Portfolio

Eaton Vance Strategic Income Fund	One or more of the following:
Emerging Markets Local Income Portfolio
Global Macro Portfolio
International Income Portfolio
Boston Income Portfolio
Floating Rate Portfolio
High Income Opportunities Portfolio
Investment Grade Income Portfolio
Investment Portfolio

     When voting on the parallel proposal to revise the fundamental investment policy of Emerging Markets Local Income Portfolio, Global Macro Portfolio and International Income Portfolio described in Exhibit B, each Fund, as applicable, will vote its interest in the Portfolio(s) for or against such proposal proportionately to the instructions from the Fund’s shareholders to vote for or against such revision as described in Proposal 1. If a sufficient number of votes in favor of amending a Portfolio’s policy are received from the investors in the Portfolio, such policy will be amended.

     The Funds have previously sent their respective Annual Reports and Semiannual Reports to their shareholders. The Funds will furnish without charge a copy of their most recent Annual Report and the most recent Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them on Eaton Vance’s website at www.eatonvance.com; (ii) write to their respective Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy

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Coordinator, Mutual Fund Operations, or (iii) call 1-800-262-1122 Monday through Friday between 8:00 a.m. – 6:00 p.m. (Eastern Time).

PROPOSAL 1. Revising the Funds’ Policies Regarding Commodity Investments

     An investment company is required to designate certain policies and may elect to designate other policies as policies that may be changed only by a shareholder vote. These policies are often referred to as “fundamental” policies. The Funds currently have fundamental policies which prohibit them from purchasing or selling physical commodities or entering contracts for the purchase or sale of physical commodities, provided that most Funds may enter into futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts. Please see the attached Exhibit B for a statement of each Fund’s current policy regarding commodity investments compared to the proposed amended policy.

Strategies and Risks

     Members of the Funds’ portfolio management teams analyze commodities markets as part of their investment research process, because commodities play such a large role in the global economy and have a significant impact on many of the emerging market countries in which the Funds invest. Under current investment restrictions, however, the Funds are unable to gain direct exposure to commodities or commodities markets. These investments could benefit a Fund by allowing the portfolio managers the flexibility to gain exposure to commodities as appropriate to a Fund’s overall investment strategy. Some emerging market economies and global economic trends move with certain commodity prices. As a result, commodities investments could be used to hedge a position in a commodity producing country or, similar to positions in foreign exchange forwards in certain currencies, to more effectively position a Fund to benefit from certain global economic trends. Such investments could also be used for non-hedging purposes to gain exposure to a particular type of commodity or commodity market. Exposure to commodities and commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, health, political and regulatory developments.

     If shareholders approve Proposal 1, the investment advisers expect to engage in the following types of commodities investments, as well as any other commodities investments permitted by law and disclosed in the prospectus:

  Commodity futures or options thereon (investments in contracts for the future purchase or sale of commodities);
  Commodity exchange-traded funds (exchange-traded funds (ETFs) that track the price of a single commodity, such as gold or oil, or a basket of commodities);
  Total return swaps based on a commodity index (permitting one party to receive/pay the total return on a commodity index against payment/receipt of an agreed upon spread/interest rate);
  Commodity-linked notes (providing a return based on a formula referenced to a commodity index);
  Commodity exchange-traded notes (non-interest paying debt instruments whose price fluctuates (by contractual commitment) with an underlying commodities index); and
  Sovereign issued oil warrants (a sovereign obligation the coupon on which is contingent on the price of oil).

     The Trustees have considered the factors described above and believe that the amendment to remove the restriction on investing in commodities investments will provide the portfolio managers with additional flexibility in managing the Funds and enhance their ability to achieve the Funds’ investment goals without altering materially their risk profiles. Although the revised policy will permit the Funds to purchase or sell commodities investments as permitted by law, a Fund may choose not to utilize all or any of the types of investments described herein.

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Tax Considerations

     To qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, 90% of a Fund’s income must be from certain qualified sources. Direct investment in many commodities investments generates income that is not from a qualified source for purposes of meeting this 90% test. If Proposal 1 is approved by shareholders, the Funds will seek a private letter ruling from the Internal Revenue Service (“IRS”), similar to rulings obtained by other investment companies, that income (i) from commodity-linked notes or (ii) earned by a Fund from the ownership of one or more offshore subsidiaries (to be created for the purpose of facilitating investments in commodities investments) that hold commodities or commodities-related investments is income from a qualified source for purposes of the 90% test. All income paid to a Fund from such a subsidiary would then be treated as ordinary income to the Fund. The subsidiary would be advised by Eaton Vance Management (“Eaton Vance”), or an affiliate thereof, and would have the same investment objective, strategies and fundamental and non-fundamental investment restrictions as the investing Fund. If approved by shareholders, the Funds’ ability to implement the changes described herein is contingent upon a favorable private letter ruling from the IRS.

Required Vote for Proposal 1

     This amendment to each Fund’s fundamental investment policy requires the approval of a “majority of the outstanding voting securities” of that Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) 67% of the shares of the Fund present at the meeting if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting; or (b) more than 50% the outstanding shares of the Fund.

     The shareholders of each Fund will vote separately to approve or disapprove the change in the fundamental investment restriction described in Exhibit B. Approval of the change by shareholders of any other Fund is not required for a Fund to make the change to its fundamental investment restriction, and if one or more of the Funds does not receive shareholder approval for the change, the change will nonetheless be effective for those of the Funds that do receive shareholder approval. If shareholders of a Fund do not approve Proposal 1, its current fundamental investment restriction described in Exhibit B will remain the same and the Trustees may consider other options.

The Boards of Trustees recommend that the shareholders of each Fund vote FOR the revised fundamental investment restriction described in Exhibit B and the commodity investments described in this Proposal.

NOTICE TO BANKS AND BROKER/DEALERS

     The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Operations.

ADDITIONAL INFORMATION

Investment Adviser, Administrator and Underwriter

     Eaton Vance serves as the administrator of each Fund, providing the Funds with administrative services and related office facilities. Eaton Vance also serves as investment adviser to each Fund. Boston Management and Research (“BMR”), a subsidiary of Eaton Vance, serves as investment adviser to each Portfolio. Eaton Vance Distributors, Inc. (“EVD”) acts as the principal underwriter for the Funds (other than Eaton Vance Short Duration Diversified Income Fund) and as placement agent for the Portfolios. The business address of BMR, Eaton Vance and EVD is Two International Place, Boston, Massachusetts 02110.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trustees will be borne by the Funds, collectively, on a pro rata basis.

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Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by officers of the Trusts, by personnel of Eaton Vance, by each Fund’s transfer agent, PNC Global Investment Servicing (“PNC”) (except for Eaton Vance Short Duration Diversified Income Fund, for which American Stock Transfer & Trust Company (“AST”) is the transfer agent), by broker-dealer firms or by a professional solicitation organization. The Funds have retained The Altman Group to assist in the solicitation of proxies, for which the Funds will pay an estimated fee of approximately $250,000 (including tabulation) plus out-of-pocket expenses to be allocated to the Funds pro rata. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trusts’ officers, by Eaton Vance personnel, by the transfer agents, PNC or AST, by broker-dealer firms or by The Altman Group, in person, or by telephone, by facsimile or other electronic means, will be borne by the Funds. A written proxy may be delivered to the Funds prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Funds will reimburse banks, broker-dealer firms, and other entities or persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total proxy costs are estimated to be $300,000.

     Shareholders may also choose to give their proxy votes through the Internet or by telephone using automated telephonic voting rather than return their proxy cards. Please see the proxy card for details. The Funds may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Funds record votes over the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a Fund, by the execution of a later-dated proxy card, by a Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

     All proxy cards solicited by the Boards of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. With respect to Fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by Eaton Vance or an affiliate in the same proportion as shares of the Fund for which instructions were received. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but may have the effect of a “no” vote on the Proposal.

     Under the By-Laws of each Trust, a quorum to transact business at the joint Special Meeting of Shareholders requires the presence, in person or by proxy, of the holders of a majority of the then issued and outstanding shares of each Fund. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of a Fund in favor of Proposal 1 set forth in the Notice of this meeting are not received by the meeting date, the persons named as proxies in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the affected Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the affected Fund(s) as described above.

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Shareholder Proposals

     Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA 02110. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. No Fund conducts annual shareholder meetings except for Eaton Vance Short Duration Diversified Income Fund. To be considered for presentation at the Eaton Vance Short Duration Diversified Income Fund’s 2010 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office c/o the Secretary of the Fund no later than the close of business August 28, 2009. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business November 29, 2009 and no earlier than October 30, 2009. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

Householding

     One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-800-262-1122 Monday through Friday 8:00 a.m. to 6:00 p.m. Eastern time or writing to Eaton Vance Management, Attn: Proxy Coordinator – Mutual Fund Operations, Two International Place, Boston, Massachusetts 02110.

July 31, 2009

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Exhibit A

     As of July 24, 2009, the following record owner(s) of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

Eaton Vance Diversified	Class A shares
Income Fund
Class B shares
Class C shares

Eaton Vance Emerging	Class A shares
Markets Local Income
Fund

Eaton Vance Global	Class A shares
Macro Absolute Return	Class I shares
Fund

Eaton Vance	Class A shares
International Income
Fund

Eaton Vance Strategic	Class A shares
Income Fund
Class B shares
Class C shares
Class I shares
Class R shares

Eaton Vance Short	Common shares
Duration Diversified
Income Fund

A-1

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Exhibit B

Comparison of the current fundamental restriction and the proposed revised policy regarding commodities investments for each Fund and the Portfolios

Fund	Current Commodities Fundamental Restriction	Proposed Policy for Commodities Investments

Eaton Vance Diversified Income Fund	May not: Buy or sell real estate (although it	May not: Buy or sell real estate (although it may
	may purchase and sell securities which are	purchase and sell securities which are secured by
	secured by real estate and securities of	real estate and securities of companies which invest
	companies which invest or deal in real estate),	or deal in real estate); the Fund may purchase and
	commodities or commodity contracts for the	sell commodities and commodities contracts
	purchase or sale of physical commodities.	(including without limitation futures contracts and
options on futures contracts) of all types and kinds to
the extent permitted by law.

Eaton Vance Emerging Markets Local	May not: Purchase or sell physical	The Fund may purchase and sell commodities and
Income Fund	commodities or futures contracts for the	commodities contracts (including without limitation
Eaton Vance Global Macro Absolute	purchase or sale of physical commodities,	futures contracts and options on futures contracts) of
Return Fund	provided that the Fund may enter into all types	all types and kinds to the extent permitted by law.
Eaton Vance International Income Fund	of futures and forward contracts on currency,
Eaton Vance Strategic Income Fund	securities, economic and other indices and
(Emerging Markets Local Income	may purchase and sell options on such futures
Portfolio)	contracts.
(Global Macro Portfolio)
(International Income Portfolio)

Eaton Vance Short Duration Diversified	May not: Purchase or sell physical	The Fund may purchase and sell commodities and
Income Fund	commodities or contracts for the purchase or	commodities contracts (including without limitation
	sale of physical commodities. Physical	futures contracts and options on futures contracts) of
	commodities do not include futures contracts	all types and kinds to the extent permitted by law.
with respect to securities, securities indices or
other financial instruments.

B-1

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FORMS OF PROXY CARD

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

	VOTE BY PHONE		VOTE ON THE INTERNET		VOTE BY MAIL
1)	Read the Proxy Statement and have this	1)	Read the Proxy Statement and have this	1)	Read the Proxy Statement
	card at hand		card at hand	2)	Check the appropriate boxes on this proxy card
2)	Call 1-800-[ ]	2)	Go to www.[ ]	3)	Sign and date this proxy card
3)	Enter control number shown on this proxy	3)	Enter control number shown on this proxy	4)	Mail your completed proxy card in the
	card and follow the simple instructions		card and follow the on-screen instructions		enclosed envelope
4)	Keep this card for your records	4)	Keep this card for your records

EATON VANCE DIVERSIFIED INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS September 25, 2009 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints THOMAS E. FAUST JR., PAYSON F. SWAFFIELD, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND DAN A MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 4:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Dated:__________________

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Signature(s):

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

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WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve an amendment to the current fundamental	[ ]	[ ]	[ ]
investment restriction regarding the purchase or sale of physical commodities and entering into contracts for the purchase or
sale of physical commodities to provide that the Fund may
invest in all types of commodity investments to the extent
permitted by law.

Note Address Change: __________________________________
______________________________
______________________________

PLEASE SIGN ON REVERSE SIDE

PRELIMINARY COPIES

FORMS OF PROXY CARD

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

	VOTE BY PHONE		VOTE ON THE INTERNET		VOTE BY MAIL
1)	Read the Proxy Statement and have this	1)	Read the Proxy Statement and have this	1)	Read the Proxy Statement
	card at hand		card at hand	2)	Check the appropriate boxes on this proxy card
2)	Call 1-800-[ ]	2)	Go to www.[ ]	3)	Sign and date this proxy card
3)	Enter control number shown on this proxy	3)	Enter control number shown on this proxy	4)	Mail your completed proxy card in the
	card and follow the simple instructions		card and follow the on-screen instructions		enclosed envelope
4)	Keep this card for your records	4)	Keep this card for your records

EATON VANCE EMERGING MARKETS LOCAL INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS September 25, 2009 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints THOMAS E. FAUST JR., MARK S. VENEZIA, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND DAN A MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 4:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Dated:__________________

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Signature(s):

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

PRELIMINARY COPIES

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve an amendment to the current fundamental	[ ]	[ ]	[ ]
investment restriction regarding the purchase or sale of physical commodities and entering into contracts for the purchase or
sale of physical commodities to provide that the Fund may
invest in all types of commodity investments to the extent
permitted by law.

Note Address Change: _____________________________
_________________________
_________________________

PLEASE SIGN ON REVERSE SIDE

PRELIMINARY COPIES

FORMS OF PROXY CARD

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

	VOTE BY PHONE		VOTE ON THE INTERNET		VOTE BY MAIL
1)	Read the Proxy Statement and have this	1)	Read the Proxy Statement and have this	1)	Read the Proxy Statement
	card at hand		card at hand	2)	Check the appropriate boxes on this proxy card
2)	Call 1-800-[ ]	2)	Go to www.[ ]	3)	Sign and date this proxy card
3)	Enter control number shown on this proxy	3)	Enter control number shown on this proxy	4)	Mail your completed proxy card in the
	card and follow the simple instructions		card and follow the on-screen instructions		enclosed envelope
4)	Keep this card for your records	4)	Keep this card for your records

EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND

SPECIAL MEETING OF SHAREHOLDERS September 25, 2009 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints THOMAS E. FAUST JR., MARK S. VENEZIA, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND DAN A MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 4:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Dated:__________________

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Signature(s):

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

PRELIMINARY COPIES

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve an amendment to the current fundamental	[ ]	[ ]	[ ]
investment restriction regarding the purchase or sale of physical commodities and entering into contracts for the purchase or
sale of physical commodities to provide that the Fund may
invest in all types of commodity investments to the extent
permitted by law.

Note Address Change: ______________________________
__________________________
__________________________

PLEASE SIGN ON REVERSE SIDE

PRELIMINARY COPIES

FORMS OF PROXY CARD

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

	VOTE BY PHONE		VOTE ON THE INTERNET		VOTE BY MAIL
1)	Read the Proxy Statement and have this	1)	Read the Proxy Statement and have this	1)	Read the Proxy Statement
	card at hand		card at hand	2)	Check the appropriate boxes on this proxy card
2)	Call 1-800-[ ]	2)	Go to www.[ ]	3)	Sign and date this proxy card
3)	Enter control number shown on this proxy	3)	Enter control number shown on this proxy	4)	Mail your completed proxy card in the
	card and follow the simple instructions		card and follow the on-screen instructions		enclosed envelope
4)	Keep this card for your records	4)	Keep this card for your records

EATON VANCE INTERNATIONAL INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS September 25, 2009 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints THOMAS E. FAUST JR., MARK S. VENEZIA, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND DAN A MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 4:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Dated:__________________

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Signature(s):

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

PRELIMINARY COPIES

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve an amendment to the current fundamental	[ ]	[ ]	[ ]
investment restriction regarding the purchase or sale of physical commodities and entering into contracts for the purchase or
sale of physical commodities to provide that the Fund may
invest in all types of commodity investments to the extent
permitted by law.

Note Address Change: _________________________________
_____________________________
_____________________________

PLEASE SIGN ON REVERSE SIDE

PRELIMINARY COPIES

FORMS OF PROXY CARD

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

	VOTE BY PHONE		VOTE ON THE INTERNET		VOTE BY MAIL
1)	Read the Proxy Statement and have this	1)	Read the Proxy Statement and have this	1)	Read the Proxy Statement
	card at hand		card at hand	2)	Check the appropriate boxes on this proxy card
2)	Call 1-800-[ ]	2)	Go to www.[ ]	3)	Sign and date this proxy card
3)	Enter control number shown on this proxy	3)	Enter control number shown on this proxy	4)	Mail your completed proxy card in the
	card and follow the simple instructions		card and follow the on-screen instructions		enclosed envelope
4)	Keep this card for your records	4)	Keep this card for your records

EATON VANCE STRATEGIC INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS September 25, 2009 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints THOMAS E. FAUST JR., MARK S. VENEZIA, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND DAN A MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 4:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Dated:__________________

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Signature(s):

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

PRELIMINARY COPIES

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve an amendment to the current fundamental	[ ]	[ ]	[ ]
investment restriction regarding the purchase or sale of physical commodities and entering into contracts for the purchase or
sale of physical commodities to provide that the Fund may
invest in all types of commodity investments to the extent
permitted by law.

Note Address Change: ________________________________
____________________________
____________________________

PLEASE SIGN ON REVERSE SIDE